Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
July, 1997

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9875%


Excess Protection Level
   3 Month Average  5.24%
     July, 1997  5.27%
     June, 1997  5.54%
     May, 1997  4.94%



Cash Yield                                              18.54%


Investor Charge Offs                                    5.08%


Base Rate                                               8.19%


Over 35 Day Delinquency                                 4.90%


Seller's Interest                                       15.28%


Total Payment Rate                                      10.97%


Total Principal Balance                                $6,029,451,916.58


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $921,118,583.29